                         ANNUAL REPORT / OCTOBER 31 2000

                               AIM WEINGARTEN FUND

                                  [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      ------------------------------------

                        THE VIOLIN BOX BY SUZANNE VALADON
   IN THE ART OF INVESTING, SUCCESS DOES NOT ALWAYS COME IN AN INSTANT--IT IS USUALLY ACHIEVED OVER TIME. VALADON'S UNFORGETTABLE OILS MAKE THIS POINT, OFTEN
  TAKING 13 YEARS OF DEDICATION AND DILIGENCE TO COMPLETE. HER RICHLY COLORED
        "VIOLIN BOX" REMINDS US THAT ALL GOOD THINGS ARE WORTH THE WAIT.

                      ------------------------------------

AIM Weingarten Fund is for shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o In addition to the returns as of the close of the fiscal year found on page 4, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were:

================================================================================
        CLASS A SHARES
          10 Years                18.98%
          5 Years                 20.55
          1 Year                  20.08

        CLASS B SHARES
          Inception (6/26/95)     22.34%
          5 Years                 20.77
          1 Year                  21.08

        CLASS C SHARES
          Inception (8/4/97)      20.76%
          1 Year                  25.10
================================================================================

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
     GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM WEINGARTEN FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
  [PHOTO OF         I feel privileged to succeed Ted Bauer, who recently retired
   Robert H.        from the funds' board and will soon retire as A I M
    Graham          Management Group's chairman after a long, successful career
 Chairman of        in the investment industry. Ted has always shown the highest
 the Board of       degree of integrity and commitment to excellence, and I have
   THE FUND         always admired him. I'm also proud to be part of the team
 APPEARS HERE]      that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                      ------------------------------------

                             THE CURRENT ENVIRONMENT

                            ILLUSTRATES THE VALUE OF

                               PROFESSIONAL MONEY

                            MANAGEMENT. KNOWING WHEN

                              TO BUY AND SELL TAKES

                            EXPERTISE AND DISCIPLINE

                               EVEN IN THE BEST OF

                                    MARKETS.

                      ------------------------------------

                              AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                  FUND BEATS INDEXES DESPITE MARKET VOLATILITY

HOW DID AIM WEINGARTEN FUND PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended October 31, 2000, AIM Weingarten Fund performed well despite the volatility that affected stock markets during most of 2000. The fund's total return was 10.57%, 9.72% and 9.75% for Class A, Class B and Class C shares, respectively. For the fiscal year, the S&P 500 returned 6.08% and the Russell 1000 Index returned 9.06%. Performance figures for the fund were calculated at net asset value, that is, without the effect of sales charges.
    The fund's performance for the entire fiscal year includes significant gains made in late 1999 and early 2000 when the stock market performed quite strongly; during the second half of the fiscal year, performance was adversely affected by the sell-off in technology stocks and other market difficulties.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE FISCAL YEAR?
U.S. stock markets were volatile for most of 2000, with significant sell-offs in March through May and again in August through October. In the spring, investors worried that the Federal Reserve Board (the Fed) would continue raising interest rates to slow torrid economic growth and to forestall inflation. The Fed raised the federal funds rate (the rate banks charge one another for overnight loans) from 6.0% to 6.5% in May--the sixth increase since June 1999. But with data showing that economic growth was slowing and that inflation was in check, the Fed kept rates unchanged at its June, August and October meetings.
    Early in 2000, investors became concerned that many technology stocks that had propelled the markets higher in 1999 might have become overvalued. In late summer and fall, rising oil prices and Middle East tensions made investors skittish, sparking a second major stock-market sell-off. Investors also became concerned about a string of corporate earnings warnings and disappointing third-quarter earnings announcements by a number of major corporations. Higher oil prices and a weak euro (the common currency adopted in 1999 by 11 European nations) negatively affected corporate profits.

HOW WAS THE FUND'S PORTFOLIO POSITIONED AT THE CLOSE OF THE REPORTING PERIOD? Compared to its S&P 500 benchmark, the fund remained overweighted in technology stocks. While tech stocks have been volatile during much of 2000, we continue to be bullish about their long-term potential. The fund's investment discipline prevents us from buying high-flying technology stocks (or any other type of stock) with little or no earnings. We believe that companies building the Internet's infrastructure may continue to experience significant long-term growth; we also believe that companies that are leading the technological revolution represent attractive long-term holdings. The technology revolution is a long-term trend, not a short-term phenomenon.
    Large pharmaceutical companies also were represented in the fund's holdings. As market volatility spooked investors for much of the fiscal year, pharmaceutical stocks were widely viewed as a "safe haven" because of their relatively predictable earnings. Demand for pharmaceuticals, after all, is largely inelastic; patients who depend on them for their health must buy them regardless of economic or market conditions.
    The fund also was overweighted in utility stocks at the close of the fiscal year. Utility stocks enjoyed strong earnings growth during the year, benefiting from electric-company deregulation and increased demand for energy. Indeed, utilities were the best-performing sector of the S&P 500 during the fiscal year.
    The fund's holdings at the close of the fiscal year consisted overwhelmingly of large-cap U.S. common stocks. The fund's portfolio was pared from 81 to 71 stocks during the fiscal year as we concentrated on the stocks about which we were most confident.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS?
The fund's major holdings at the close of the fiscal year included the following:
o General Electric is a diversified company that produces locomotives and other transportation equipment, household appliances, electric distribution and control equipment, generators and turbines, nuclear reactors and medical-
================================================================================
TOTAL RETURNS

For the fiscal year ended 10/31/00,
excluding sales charges
================================================================================
FUND CLASS A  SHARES                      10.57%

FUND CLASS B SHARES                        9.72%

FUND CLASS C SHARES                        9.75%

S&P 500 INDEX                              6.08%

RUSSELL 1000 INDEX                         9.06%
================================================================================

          See important fund and index disclosures inside front cover.

                              AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

                                   [ART WORK]
================================================================================
PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

========================================================================================================
TOP 10 EQUITY HOLDINGS                         TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
  1. Sun Microsystems, Inc.          4.12%      1. Computers (Software & Services)             13.38%
  2. General Electric Co.            3.92       2. Communications Equipment                    12.72
  3. Citigroup Inc.                  3.24       3. Electronics (Semiconductors)                 9.59
  4. American Express Co.            2.97       4. Financial (Diversified)                      6.21
  5. JDS Uniphase Corp.              2.89       5. Computers (Peripherals)                      5.96
  6. EMC Corp.                       2.66       6. Electrical Equipment                         4.93
  7. Pfizer Inc.                     2.55       7. Computers (Hardware)                         4.78
  8. Nortel Networks Corp. (Canada)  2.52       8. Investment Banking/Brokerage                 3.61
  9. VERITAS Software Corp.          2.45       9. Health Care (Drugs - Major Pharmaceuticals)  3.38
 10. Xilinx, Inc.                    2.36      10. Computers (Networking)                       3.19

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================================


    imaging equipment. Half its sales come from its financial arm, GE Capital Services. Its recent acquisition of Honeywell is expected to boost its aircraft engine and plastics operations.
o American Express is far more than just a charge-card issuer. The financial-services giant is one of the world's largest travel agencies; it also publishes magazines and provides financial-advisory services. American Express recently opened an online bank and began offering online mortgage and brokerage services.
o EMC is the leading maker of mainframe computer disk-memory hardware and software. While storage hardware accounts for about 80% of its sales, EMC continues to boost its presence in software and related services, with an emphasis on overseeing corporations' Internet data. EMC's earnings have increased by an average of 25% a year for the past half-decade.
o Citigroup--formed by the merger of one of the world's largest banks (Citicorp) and one of the world's largest insurers (Travelers Group)--is the world's largest financial-services company. The company offers credit card, banking, insurance and investment services in some 100 countries around the globe. Its e-Citi unit develops online financial products.

WHAT IS YOUR OUTLOOK FOR THE FUTURE? At the close of the fiscal year, we remained cautiously optimistic about the direction of the U.S. economy. While economic growth is slowing, the economy continues to grow at a sustainable pace. Unemployment dropped to 3.9% in September--matching a 30-year low. Consumer spending continues to grow, albeit at a somewhat more subdued pace than last year, and except for the potential threat of higher oil prices, inflation remains in check. Corporate profits, while declining, remain impressive; indeed, fourth-quarter profits among S&P 500 companies are expected to grow from year-ago levels. And the federal government's record $236 billion budget surplus for fiscal year 2000 will allow it to continue to retire debt and to reduce its future borrowing costs.
    Interest rates seem to have stabilized as the Fed has taken a respite from its string of interest-rate increases, which have roiled the markets for more than a year. However, because of a degree of uncertainty surrounding short-term economic trends and international developments, markets may continue to be volatile. In such an environment, investors would be well advised to remain diversified and maintain a long-term investment perspective.


                      ------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                    available--electronic delivery of fund

                    reports and prospectuses. Soon, you can

                    read the same AIM report you are reading

                     now--online. Once you sign up for the

                 service, we will send you a link to the report

                   via e-mail. If you choose to receive your

                  reports online, you will not receive a paper

                    copy by mail. You may cancel the service

                     at any time by visiting our Web site.

                          Please visit our Web site at

                      www.aimfunds.com and go to "Your AIM

                    Account." Log into your account and then

                   click on the "View Other Account Options"

                     dropdown menu and select "eDelivery."

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM WEINGARTEN FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM WEINGARTEN FUND VS. BENCHMARK INDEXES

10/31/80-10/31/00

in thousands
================================================================================
                  AIM Weingarten Fund,    S&P 500                  Russell 1000
                   Class A Shares          Index                      Index
--------------------------------------------------------------------------------
10/80               $  9,452.00         $ 10,000.00               $ 10,000.00
10/81                  9,532.00           10,011.00                  9,955.00
10/82                 10,819.00           11,645.00                 11,451.00
10/83                 15,889.00           14,892.00                 14,626.00
10/84                 14,796.00           15,925.00                 15,326.00
10/85                 17,602.00           18,951.00                 18,439.00
10/86                 25,181.00           25,196.00                 24,518.00
10/87                 26,485.00           26,835.00                 25,240.00
10/88                 29,908.00           30,781.00                 29,185.00
10/89                 39,683.00           38,341.00                 36,768.00
10/90                 38,778.00           36,024.00                 33,278.00
10/91                 56,027.00           48,159.00                 45,454.00
10/92                 59,979.00           52,894.00                 50,343.00
10/93                 63,680.00           60,785.00                 58,290.00
10/94                 66,114.00           63,303.00                 60,099.00
10/95                 85,294.00           80,030.00                 76,328.00
10/96                 96,341.00           98,391.00                 93,825.00
10/97                121,722.00          129,250.00                123,696.00
10/98                138,573.00          159,622.00                148,081.00
10/99                192,163.00          200,631.00                185,963.00
10/00                212,475.00          212,978.00                202,807.00

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to its benchmark indexes. It is intended to give you an idea of how your fund performed compared to these indexes over the period 10/31/80-10/31/00. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 Index or the Russell 1000 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Since the last reporting period, AIM Weingarten Fund has elected to use the S&P 500 Index as its benchmark instead of the Russell 1000 Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the Russell 1000 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/17/69)             15.46%
  20 Years                        16.51
  10 Years                        17.88
  5 Years                         18.84
  1 Year                           4.48*
  *10.57%, excluding sales charges

CLASS B SHARES
  Inception (6/26/95)             19.78%
  5 Years                         19.06
  1 Year                           4.81*
  *9.72%, excluding CDSC

CLASS C SHARES
  Inception (8/4/97)              16.67%
  1 Year                           8.77*
  *9.75%, excluding CDSC
================================================================================

YOUR FUND'S TOTAL RETURN INCLUDES SALES CHARGES, EXPENSES AND MANAGEMENT FEES. THE PERFORMANCE OF THE FUND'S CLASS B AND CLASS C SHARES WILL DIFFER FROM THAT OF ITS CLASS A SHARES DUE TO DIFFERING FEES AND EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND DESCRIPTIONS OF THE INDEXES CITED ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.


                              AIM WEINGARTEN FUND

                                   [ART WORK]

                      ------------------------------------

                          FOR MORE THAN THREE DECADES,

                          INVESTORS HAVE RELIED ON AIM

                            WEINGARTEN FUND TO HELP

                          THEM ACHIEVE THEIR FINANCIAL

                           GOALS. THROUGH GOOD TIMES

                            AND BAD, AIM WEINGARTEN

                           FUND'S DISCIPLINED INVEST-

                           MENT STRATEGY HAS PROVIDED

                         CONSISTENT RETURNS TO PATIENT

                         LONG-TERM INVESTORS--AS THE

                           FOLLOWING CHART SHOWS....

                      ------------------------------------

                      ANNUAL REPORT / PERFORMANCE HISTORY



THE AIM WEINGARTEN FUND GROWTH STORY...

GROWTH OF A $10,000 INVESTMENT: JUNE 17, 1969--OCTOBER 31, 2000

--------------------------------------------------------------------------------
Only the fabric of time--war, recession, inflation, declines and deficit--can put an investment through perhaps the most significant, truth-revealing test. Even through the litany of bad news illustrated in the chart, AIM Weingarten Fund has consistently appreciated over long-term periods.
--------------------------------------------------------------------------------

Anti-Vietnam War Demonstrations Peak
Cambodia Invaded, War Spreads
90-Day Freeze on Wages and Prices
New York City Near Bankruptcy
Arab Oil Embargo--Prices Quadruple from Approximately $3 to $12 per Barrel Steepest Market Decline in 40 Years; S&P 500 Down 26%
Economic Recession
Record Trade Deficit at $5 Billion
S&P 500 Declines 7%
OPEC Raises Prices 14%
Annual Inflation Rate Hits 13%
Prime Interest Rate Reaches 20%
Assassination Attempt on President Reagan
Unemployment Reaches 10.8%
Terrorist Bomb Kills 241 U.S. Marines in Beirut
Federal Deficit Tops Record $185 Billion
U.S. Dollar at Lowest Level in Five Years
Tax Reform Act Cuts IRA Deduction
Stock Market Crash--DJIA Down 25% in Five Weeks
Savings and Loan Insolvencies
Junk Bond Market Collapses
Iraq Invades Kuwait
Recession Persists
Unemployment Reaches 10-Year High
Economic Growth Remains Sluggish
Fed Raises Federal Funds Interest Rate Six Times
Mexican Peso Devaluation
Weakened Markets in Europe and Japan Limit U.S. Exports
Asian Market Meltdown
Stock Market Sees Record Volatility
Nasdaq Surges While Bonds Plummet
Techs Crumble

                                                                                                                             TOTALS
====================================================================================================================================
Income Dividends Reinvested     $      0        38        58         0         0         0         0        54         0
                                      98       208       166       237       247         0       136       461       788
                                     957       126     1,558       897     1,338     1,029     1,346     1,701     1,079
                                       0     1,237         0       388         0                                            $ 14,147

Capital Gains Reinvested        $      0        57         0         0     1,344         0         0         0         0
                                       0         0     3,482     5,379     5,058         0    14,531         0     4,777
                                  24,440     9,739         0     8,917     3,122     1,333         0     5,080    28,208
                                  48,243    46,064    77,702    41,273    92,752                                            $421,503

Total Distributions Reinvested  $      0        95        58         0     1,344         0         0        54         0
                                      98       208     3,648     5,617     5,305         0    14,667       461     5,565
                                  25,397     9,865     1,558     9,814     4,460     2,362     1,346     6,781    29,287
                                  48,243    47,301    77,702    41,661    92,752                                            $435,650

Total Account Value             $  9,416     8,231    11,485    14,252    12,908     8,112    10,273    10,505    12,925
                                  15,586    21,777    40,440    40,783    46,289    65,460    63,077    75,451   107,196
                                 113,321   127,826   172,731   165,769   240,174   256,626   272,462   282,717   362,445
                                 416,121   527,771   592,904   822,195   909,104                                            $909,104
Source: Towers Data
====================================================================================================================================


                              AIM WEINGARTEN FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY



                  ...CONSISTENT APPRECIATION OVER THE LONG TERM

===========================================================================================
                       Weingarten,
                     Class A Shares               S&P 500 Index
-------------------------------------------------------------------------------------------
in thousands
10/31/69               $  9,464.00                 $ 10,000.00                 $909,104
10/69                     9,416.00                   10,063.00              AIM WEINGARTEN
10/70                     8,231.00                    8,949.00               FUND, CLASS A
10/71                    11,485.00                   10,456.00                  SHARES
10/72                    14,252.00                   12,747.00
10/73                    12,908.00                   12,750.00
10/74                     8,112.00                    9,079.00
10/75                    10,273.00                   11,438.00
10/76                    10,505.00                   13,744.00
10/77                    12,925.00                   12,914.00
10/78                    15,586.00                   13,733.00
10/79                    21,777.00                   15,857.00
10/80                    40,440.00                   20,940.00
10/81                    40,783.00                   21,058.00
10/82                    46,289.00                   24,488.00
10/83                    65,460.00                   31,332.00
10/84                    63,077.00                   33,327.00
10/85                    75,451.00                   39,769.00                 $446,055
10/86                   107,196.00                   52,966.00
10/87                   147,975.00                   56,355.00                  S&P 500
10/88                   127,826.00                   64,674.00                   INDEX
10/89                   172,731.00                   81,718.00
10/90                   166,215.00                   75,606.00
10/91                   236,516.00                  100,871.00
10/92                   256,626.00                  110,906.00
10/93                   272,462.00                  127,441.00
10/94                   282,717.00                  132,358.00
10/95                   362,445.00                  167,312.00
10/96                   416,121.00                  207,601.00
10/97                   552,626.00                  274,239.00
10/98                   592,904.00                  334,544.00
10/99                   822,195.00                  420,396.00
10/00                   909,100.00                  445,969.00
===========================================================================================


                              AIM WEINGARTEN FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-80.49%

BIOTECHNOLOGY-0.40%

Amgen Inc.(a)                         772,600   $    44,762,512
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-2.68%

AT&T Corp.-Liberty Media
  Corp.-Class A                     5,000,000        90,000,000
---------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                  6,327,400       210,386,050
===============================================================
                                                    300,386,050
===============================================================

COMMUNICATIONS EQUIPMENT-9.09%

ADC Telecommunications, Inc.(a)     3,698,300        79,051,162
---------------------------------------------------------------
Comverse Technology, Inc.(a)        2,300,000       257,025,000
---------------------------------------------------------------
Corning Inc.                        3,100,000       237,150,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)               3,975,000       323,465,625
---------------------------------------------------------------
Redback Networks Inc.(a)              475,000        50,557,812
---------------------------------------------------------------
Scientific-Atlanta, Inc.            1,030,300        70,511,156
===============================================================
                                                  1,017,760,755
===============================================================

COMPUTERS (HARDWARE)-4.78%

Palm, Inc.(a)                       1,375,000        73,648,438
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           4,163,000       461,572,625
===============================================================
                                                    535,221,063
===============================================================

COMPUTERS (NETWORKING)-3.19%

Cisco Systems, Inc.(a)              2,200,000       118,525,000
---------------------------------------------------------------
Extreme Networks, Inc.(a)             800,000        66,350,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)             625,000       121,875,000
---------------------------------------------------------------
VeriSign, Inc.(a)                     384,100        50,701,200
===============================================================
                                                    357,451,200
===============================================================

COMPUTERS (PERIPHERALS)-5.96%

Brocade Communications Systems,
  Inc.(a)                             700,000       159,162,500
---------------------------------------------------------------
EMC Corp.(a)                        3,346,300       298,029,844
---------------------------------------------------------------
Network Appliance, Inc.(a)            774,500        92,165,500
---------------------------------------------------------------
QLogic Corp.(a)                     1,215,700       117,618,975
===============================================================
                                                    666,976,819
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-11.11%

Adobe Systems Inc.                  1,220,000        92,796,250
---------------------------------------------------------------
America Online, Inc.(a)             1,500,000        75,645,000
---------------------------------------------------------------
Ariba, Inc.(a)                        900,000       113,737,500
---------------------------------------------------------------
BEA Systems, Inc.(a)                1,050,000        75,337,500
---------------------------------------------------------------
Intuit Inc.(a)                      1,800,000       110,587,500
---------------------------------------------------------------
Mercury Interactive Corp.(a)          800,000        88,800,000
---------------------------------------------------------------
Oracle Corp.(a)                     3,400,000       112,200,000
---------------------------------------------------------------
Rational Software Corp.(a)          2,750,000       164,140,625
---------------------------------------------------------------
Siebel Systems, Inc.(a)             1,300,000       136,418,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

VERITAS Software Corp.(a)           1,946,600   $   274,501,016
===============================================================
                                                  1,244,164,141
===============================================================

CONSUMER FINANCE-0.48%

Capital One Financial Corp.           850,000        53,656,250
===============================================================

ELECTRICAL EQUIPMENT-4.93%

General Electric Co.                8,000,000       438,500,000
---------------------------------------------------------------
Sanmina Corp.(a)                      871,900        99,669,069
---------------------------------------------------------------
Symbol Technologies, Inc.             309,000        14,040,188
===============================================================
                                                    552,209,257
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-8.20%

Analog Devices, Inc.(a)             3,650,000       237,250,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)     1,200,000        91,725,000
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      1,650,000        61,771,875
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                           1,400,000        78,837,500
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       129,125,000
---------------------------------------------------------------
TranSwitch Corp.(a)                   948,500        54,775,875
---------------------------------------------------------------
Xilinx, Inc.(a)                     3,648,800       264,309,950
===============================================================
                                                    917,795,200
===============================================================

ENTERTAINMENT-1.25%

Time Warner Inc.                    1,850,000       140,433,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-1.00%

Broadcom Corp.-Class A(a)             505,000       112,299,375
===============================================================

FINANCIAL (DIVERSIFIED)-6.21%

American Express Co.                5,549,900       332,994,000
---------------------------------------------------------------
Citigroup Inc.                      6,891,766       362,679,186
===============================================================
                                                    695,673,186
===============================================================

HEALTH CARE (DIVERSIFIED)-1.28%

IVAX Corp.(a)                       3,289,000       143,071,500
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.99%

Forest Laboratories, Inc.(a)          620,000        82,150,000
---------------------------------------------------------------
Genentech, Inc.(a)                  1,700,000       140,250,000
===============================================================
                                                    222,400,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.38%

Allergan, Inc.                      1,100,000        92,468,750
---------------------------------------------------------------
Pfizer Inc.                         6,620,000       285,901,250
===============================================================
                                                    378,370,000
===============================================================

HEALTH CARE (MANAGED CARE)-1.08%

UnitedHealth Group Inc.             1,100,000       120,312,500
===============================================================

                                                    MARKET
                                    SHARES           VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.09%

PE Corp-PE Biosystems Group         1,045,700   $   122,346,900
===============================================================

INVESTMENT
  BANKING/BROKERAGE-3.61%

Merrill Lynch & Co., Inc.           3,482,200       243,754,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.    2,000,000       160,625,000
===============================================================
                                                    404,379,000
===============================================================

LEISURE TIME (PRODUCTS)-0.86%

Harley-Davidson, Inc.               2,000,000        96,375,000
===============================================================

MANUFACTURING
  (DIVERSIFIED)-1.03%

United Technologies Corp.           1,650,000       115,190,625
===============================================================

NATURAL GAS-2.18%

Dynegy Inc.-Class A                 2,600,000       120,412,500
---------------------------------------------------------------
Enron Corp.                         1,500,000       123,093,750
===============================================================
                                                    243,506,250
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-2.01%

AES Corp. (The)(a)                  1,675,000        94,637,500
---------------------------------------------------------------
Calpine Corp.(a)                    1,650,000       130,246,875
===============================================================
                                                    224,884,375
===============================================================

RETAIL (FOOD CHAINS)-1.15%

Safeway Inc.(a)                     2,350,000       128,515,625
===============================================================

RETAIL (SPECIALTY)-0.73%

Bed Bath & Beyond Inc.(a)           3,165,700        81,714,631
===============================================================

SERVICES (ADVERTISING/MARKETING)-0.55%

TMP Worldwide, Inc.(a)                881,900        61,388,508
===============================================================

SERVICES (DATA PROCESSING)-0.02%

DST Systems, Inc.(a)                   41,400         2,551,275
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.25%

Powerwave Technologies, Inc.(a)       581,000        27,960,625
===============================================================
    Total Domestic Common Stocks
      (Cost $6,723,018,207)                       9,011,756,122
===============================================================

                                                    MARKET
                                    SHARES           VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-10.66%

BERMUDA-1.75%

Tyco International Ltd.
  (Manufacturing-Diversified)       3,458,800   $   196,070,725
===============================================================

CANADA-3.91%

Nortel Networks Corp.
  (Communications Equipment)        6,200,000       282,100,000
---------------------------------------------------------------
PMC-Sierra, Inc.
 (Electronics-Semiconductors)(a)      920,000       155,940,000
===============================================================
                                                    438,040,000
===============================================================

FRANCE-1.12%

Alcatel S.A.-ADR (Communications
  Equipment)                        2,000,000       124,750,000
===============================================================

HONG KONG-1.26%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)            22,000,100       141,044,364
===============================================================

ISRAEL-2.62%

Check Point Software
  Technologies Ltd.
  (Computers-Software &
  Services)(a)                      1,600,000       253,400,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)         675,000        39,909,375
===============================================================
                                                    293,309,375
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $849,041,022)                               1,193,214,464
===============================================================

MONEY MARKET FUNDS-8.15%

STIC Liquid Assets Portfolio(b)   456,311,366       456,311,366
---------------------------------------------------------------
STIC Prime Portfolio(b)           456,311,366       456,311,366
===============================================================
    Total Money Market Funds
      (Cost $912,622,732)                           912,622,732
===============================================================
TOTAL INVESTMENTS-99.30%
  (Cost $8,484,681,961)                          11,117,593,318
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.70%                                  78,926,373
===============================================================
NET ASSETS-100.00%                              $11,196,519,691
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $8,484,681,961)                             $11,117,593,318
-------------------------------------------------------------
Foreign currencies, at market value (cost
  $94,552,636)                                     93,958,307
-------------------------------------------------------------
Receivables for:
  Collateral for securities loaned                481,391,900
-------------------------------------------------------------
  Investments sold                                 28,386,536
-------------------------------------------------------------
  Fund shares sold                                 15,376,420
-------------------------------------------------------------
  Foreign currency                                    125,025
-------------------------------------------------------------
  Dividends                                         8,112,276
-------------------------------------------------------------
  Securities loaned                                    44,950
-------------------------------------------------------------
Investment for deferred compensation plan             170,032
-------------------------------------------------------------
Other assets                                        1,163,815
=============================================================
    Total assets                               11,746,322,579
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            40,692,751
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        481,391,900
-------------------------------------------------------------
  Fund shares reacquired                           14,036,122
-------------------------------------------------------------
  Deferred compensation plan                          170,032
-------------------------------------------------------------
Accrued advisory fees                               5,798,989
-------------------------------------------------------------
Accrued administrative services fees                   39,955
-------------------------------------------------------------
Accrued distribution fees                           5,403,062
-------------------------------------------------------------
Accrued transfer agent fees                         1,489,451
-------------------------------------------------------------
Accrued operating expenses                            780,626
=============================================================
    Total liabilities                             549,802,888
=============================================================
Net assets applicable to shares outstanding   $11,196,519,691
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $ 8,948,781,148
_____________________________________________________________
=============================================================
Class B                                       $ 1,927,513,800
_____________________________________________________________
=============================================================
Class C                                       $   301,590,236
_____________________________________________________________
=============================================================
Institutional Class                           $    18,634,507
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           317,745,991
_____________________________________________________________
=============================================================
Class B                                            71,856,609
_____________________________________________________________
=============================================================
Class C                                            11,234,005
_____________________________________________________________
=============================================================
Institutional Class                                   642,588
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                     $         28.16
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $28.16 divided by
      94.50%)                                 $         29.80
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         26.82
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         26.85
_____________________________________________________________
=============================================================
Institutional Class
  Net asset value, offering and redemption
    price per share                           $         29.00
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $790,408)                                    $   24,643,007
-------------------------------------------------------------
Dividends from affiliated money market funds       44,169,714
-------------------------------------------------------------
Interest                                               34,190
-------------------------------------------------------------
Security lending income                               151,601
=============================================================
    Total investment income                        68,998,512
=============================================================

EXPENSES:

Advisory fees                                      75,254,931
-------------------------------------------------------------
Administrative services fees                          473,764
-------------------------------------------------------------
Custodian fees                                        694,359
-------------------------------------------------------------
Distribution fees -- Class A                       29,398,785
-------------------------------------------------------------
Distribution fees -- Class B                       18,390,082
-------------------------------------------------------------
Distribution fees -- Class C                        2,310,903
-------------------------------------------------------------
Transfer agent fees -- Class A                     10,695,312
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,939,757
-------------------------------------------------------------
Transfer agent fees -- Class C                        369,411
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             13,407
-------------------------------------------------------------
Trustees' fees                                         50,685
-------------------------------------------------------------
Other                                               2,394,852
=============================================================
    Total expenses                                142,986,248
=============================================================
Less: Fees waived                                  (5,181,384)
-------------------------------------------------------------
    Expenses paid indirectly                         (207,062)
=============================================================
    Net expenses                                  137,597,802
=============================================================
Net investment income (loss)                      (68,599,290)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         1,645,775,410
-------------------------------------------------------------
  Foreign currencies                                4,466,343
-------------------------------------------------------------
  Futures contracts                                 9,049,301
-------------------------------------------------------------
  Option contracts written                       (152,474,766)
=============================================================
                                                1,506,816,288
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (540,721,720)
-------------------------------------------------------------
  Foreign currencies                                 (672,021)
-------------------------------------------------------------
  Foreign currency contracts                          125,025
-------------------------------------------------------------
  Option contracts written                         20,384,517
=============================================================
                                                 (520,884,199)
=============================================================
Net gain from investment securities, foreign
  currencies, futures contracts and option
  contracts                                       985,932,089
=============================================================
Net increase in net assets resulting from
  operations                                   $  917,332,799
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    --------------

OPERATIONS:

  Net investment income (loss)                                $   (68,599,290)   $  (41,231,383)
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts          1,506,816,288     1,252,613,276
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               (520,884,199)    1,427,968,629
===============================================================================================
    Net increase in net assets resulting from operations          917,332,799     2,639,350,522
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                  --        (3,691,627)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                      --          (343,112)
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                  --          (377,640)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                      --            (5,008)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (912,274,100)     (404,965,108)
-----------------------------------------------------------------------------------------------
  Class B                                                        (156,090,644)      (49,731,739)
-----------------------------------------------------------------------------------------------
  Class C                                                         (13,701,366)       (1,700,816)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (12,672,994)       (4,837,664)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         927,796,775        95,538,920
-----------------------------------------------------------------------------------------------
  Class B                                                         724,966,056       347,953,526
-----------------------------------------------------------------------------------------------
  Class C                                                         221,312,749        70,937,422
-----------------------------------------------------------------------------------------------
  Institutional Class                                            (100,840,055)       16,644,022
===============================================================================================
    Net increase in net assets                                  1,595,829,220     2,704,771,698
===============================================================================================

NET ASSETS:

  Beginning of year                                             9,600,690,471     6,895,918,773
===============================================================================================
  End of year                                                 $11,196,519,691    $9,600,690,471
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 7,150,137,050    $5,279,351,381
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (388,227)         (317,554)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            1,414,418,150     1,168,419,727
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures contracts and
    option contracts                                            2,632,352,718     3,153,236,917
===============================================================================================
                                                              $11,196,519,691    $9,600,690,471
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $68,528,617, undistributed net realized gains decreased by $166,078,761 and paid-in capital increased by $97,550,144 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $5,181,384. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $473,764 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $7,135,544 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $29,398,785, $18,390,082 and $2,310,903,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,854,495 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $139,887 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $22,699 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $162,324 and reductions in custodian fees of $44,738 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $207,062.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $469,288,729 were on loan to brokers. The loans were secured by cash collateral of $481,391,900 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $151,601 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $16,186,039,935 and $16,154,880,126, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,903,247,458
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (277,218,090)
==========================================================
Net unrealized appreciation of investment
  securities                                $2,626,029,368
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $8,491,563,950.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              --------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    -------------
Beginning of year                                               91,902     $ 116,996,621
----------------------------------------------------------------------------------------
Closed                                                         (85,877)     (111,818,048)
----------------------------------------------------------------------------------------
Exercised                                                       (6,025)       (5,178,573)
========================================================================================
End of year                                                         --     $          --
________________________________________________________________________________________
========================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                              1999
                                                             ------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                             -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                     38,693,394    $ 1,218,409,892     38,697,927    $   994,480,979
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     26,508,143        797,286,477     17,982,789        456,125,945
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      8,102,015        244,073,425      3,622,407         92,753,207
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,045,908         33,206,382        826,477         21,885,030
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     29,963,538        854,837,292     16,540,521        383,078,048
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,414,678        148,085,997      2,102,927         47,274,883
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        480,423         13,149,166         71,213          1,602,275
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            428,931         12,554,823        217,868          5,146,039
=============================================================================================================================
Reacquired:
  Class A                                                    (36,659,424)    (1,145,450,409)   (50,133,647)    (1,282,020,107)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (7,393,719)      (220,406,418)    (6,174,366)      (155,447,302)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,209,352)       (35,909,842)      (926,007)       (23,418,060)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (4,771,038)      (146,601,260)      (391,478)       (10,387,047)
=============================================================================================================================
                                                              60,603,497    $ 1,773,235,525     22,436,631    $   531,073,890
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2000(a)         1999          1998          1997          1996
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    28.31    $    21.72    $    22.72    $    20.19    $    20.33
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.14)        (0.10)         0.02          0.01          0.06
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.18          8.16          2.38          4.82          2.51
================================================================================================================================
    Total from investment operations                                3.04          8.06          2.40          4.83          2.57
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --         (0.01)           --         (0.06)           --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (3.19)        (1.46)        (3.40)        (2.24)        (2.71)
================================================================================================================================
    Total distributions                                            (3.19)        (1.47)        (3.40)        (2.30)        (2.71)
================================================================================================================================
Net asset value, end of period                                $    28.16    $    28.31    $    21.72    $    22.72    $    20.19
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                    10.61%        38.62%        12.34%        26.83%        14.81%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,948,781    $8,089,739    $6,094,178    $5,810,582    $4,977,493
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.03%(c)       1.03%        1.04%         1.07%         1.12%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.07%(c)       1.08%        1.09%         1.11%         1.15%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.45)%(c)      (0.38)%       0.07%        0.07%         0.33%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              145%          124%          125%          128%          159%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges.
(c)Ratios are based on average daily net assets of $9,799,594,989.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2000(a)       1999(a)      1998(a)     1997(a)     1996(a)
                                                              ----------    ----------    --------    --------    --------
Net asset value, beginning of period                          $    27.29    $    21.12    $  22.34    $  19.98    $  20.28
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.36)        (0.30)      (0.15)      (0.15)      (0.05)
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.08          7.93        2.33        4.75        2.46
==========================================================================================================================
    Total from investment operations                                2.72          7.63        2.18        4.60        2.41
==========================================================================================================================
Less distributions from net realized gains                         (3.19)        (1.46)      (3.40)      (2.24)      (2.71)
==========================================================================================================================
Net asset value, end of period                                $    26.82    $    27.29    $  21.12    $  22.34    $  19.98
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                     9.76%        37.59%      11.45%      25.78%      13.95%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,927,514    $1,291,456    $705,750    $486,105    $267,459
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.78%(c)       1.82%      1.83%       1.87%       1.95%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.82%(c)       1.87%      1.87%       1.91%       1.98%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.20)%(c)      (1.17)%    (0.72)%    (0.73)%     (0.50)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                              145%          124%        125%        128%        159%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $1,839,008,229.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                 AUGUST 4, 1997
                                                                                                  (DATE SALES
                                                                  YEAR ENDED OCTOBER 31,           COMMENCED)
                                                              -------------------------------    TO OCTOBER 31,
                                                              2000(a)     1999(a)     1998(a)       1997(a)
                                                              --------    --------    -------    --------------
Net asset value, beginning of period                          $  27.30    $  21.14    $22.34         $22.83
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.36)      (0.30)    (0.15)         (0.04)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.10        7.92      2.35          (0.45)
===============================================================================================================
    Total from investment operations                              2.74        7.62      2.20          (0.49)
===============================================================================================================
Less distributions from net realized gains                       (3.19)      (1.46)    (3.40)            --
===============================================================================================================
Net asset value, end of period                                $  26.85    $  27.30    $21.14         $22.34
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                   9.83%      37.50%    11.54%         (2.15)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $301,590    $105,420    $23,107        $2,326
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.78%(c)     1.82%    1.83%          1.84%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.82%(c)     1.87%    1.87%          1.88%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.20)%(c)    (1.17)%  (0.72)%       (0.70)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            145%        124%      125%           128%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $231,090,344.
(d)Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Weingarten Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert
     H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* Approval of an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359   17,637,580   274,126,903**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................  155,905,942    4,347,529    57,181,536**
(4)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................  153,412,321    5,687,335    58,335,351**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities..................................................  152,109,119    6,958,091    58,367,797**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................  152,857,994    6,166,325    58,410,688**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................  151,163,387    5,866,440    58,405,180**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  151,949,770    7,144,793    58,340,444**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................  151,419,855    7,670,579    58,344,573**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  151,520,720    7,583,526    58,330,761**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......  151,798,097    7,213,173    58,423,737**
(4)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................  149,576,371    9,393,604    58,465,032**
(4)(j)  Approval of the Elimination of Fundamental Restriction on
        Investing for the Purpose of Control........................  152,446,648    6,906,673    58,081,686**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................  207,451,687    2,065,807     7,917,513

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                    VOTES       WITHHELD/
      MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
      ------                                                        -----------   ----------   -----------
(2)*  Adjournment of approval of an Agreement and Plan of
      Reorganization which provides for the reorganization of AIM
      Equity Funds, Inc. as a Delaware business trust.............  771,237,475   25,045,711   214,550,642**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                    VOTES       WITHHELD/
      MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
      ------                                                        -----------   ----------   -----------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the reorganization of AIM Equity Funds, Inc. as
      a Delaware business trust...................................  824,680,935   26,389,312   203,059,248**

---------------

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                              OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                         11 Greenway Plaza
Chairman, President and                        Chairman and President                   Suite 100
Chief Executive Officer                                                                 Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary      INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                             A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                    11 Greenway Plaza
Formerly Director, President, and                                                       Suite 100
Chief Executive Officer                        Edgar M. Larsen                          Houston, TX 77046
COMSAT Corporation                             Vice President
                                                                                        SUB-ADVISOR
Owen Daly II                                   Dana R. Sutton
Formerly Director                              Vice President and Treasurer             A I M Capital Management, Inc.
Cortland Trust Inc.                                                                     11 Greenway Plaza
                                               Jim A. Coppedge                          Suite 100
Albert R. Dowden                               Assistant Secretary                      Houston, TX 77046
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and    Melville B. Cox                          TRANSFER AGENT
Director, Magellan Insurance Company,          Vice President
Formerly Director, President and                                                        A I M Fund Services, Inc.
Chief Executive Officer,                       Mary J. Benson                           P.O. Box 4739
Volvo Group North America, Inc.; and           Assistant Vice President and             Houston, TX 77210-4739
Senior Vice President, AB Volvo                Assistant Treasurer
                                                                                        CUSTODIAN
Edward K. Dunn Jr.                             Sheri Morris
Chairman, Mercantile Mortgage Corp.;           Assistant Vice President and             State Street Bank and Trust Company
Formerly Vice Chairman and President,          Assistant Treasurer                      225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                                Boston, MA 02110
President, Mercantile Bankshares               Renee A. Friedli
                                               Assistant Secretary                      COUNSEL TO THE TRUSTEES
Jack Fields
Chief Executive Officer                        P. Michelle Grace                        Ballard Spahr
Twenty First Century, Inc.;                    Assistant Secretary                      Andrews & Ingersoll, LLP
Formerly Member                                                                         1735 Market Street
of the U.S. House of Representatives           Nancy L. Martin                          Philadelphia, PA 19103
                                               Assistant Secretary
Carl Frischling                                                                         COUNSEL TO THE DIRECTORS
Partner                                        Ofelia M. Mayo
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                      Kramer, Levin, Naftalis & Frankel LLP
                                                                                        919 Third Avenue
Prema Mathai-Davis                             Lisa A. Moss                             New York, NY 10022
Formerly Chief Executive Officer,              Assistant Secretary
YWCA of the U.S.A.                                                                      DISTRIBUTOR
                                               Kathleen J. Pflueger
Lewis F. Pennock                               Assistant Secretary                      A I M Distributors, Inc.
Partner                                                                                 11 Greenway Plaza
Pennock & Cooper                                                                        Suite 100
                                                                                        Houston, TX 77046
Louis S. Sklar
Executive Vice President                                                                AUDITORS
Hines Interests
Limited Partnership                                                                     KPMG LLP
                                                                                        700 Louisiana
                                                                                        Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 17.40% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $1,073,197,845 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                      ------------------------------------

                            THE AMOUNT OF INVESTMENT

                               RISK YOU UNDERTAKE

                             DEPENDS ON SEVERAL FAC-

                           TORS: YOUR FINANCIAL OBJEC-

                           TIVES, YOUR RISK TOLERANCE

                             AND YOUR TIME HORIZON.

                      ------------------------------------


THE AIM FUNDS(SM) RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

    o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
    o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
    o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
    o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
    o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                      ------------------------------------

                         A I M Management Group Inc. has

                     provided leadership in the mutual fund

                        industry since 1976 and managed

                    approximately $183 billion in assets for

                      more than eight million shareholders,

                    including individual investors, corporate

                       clients and financial institutions,

                            as of September 30, 2000.

         The Aim Family of Funds--Registered Trademark--is distributed nationwide, and aim today is the eighth-

                       largest mutual fund complex in the

                    United States in assets under management,

                       according to Strategic Insight, an

                        independent mutual fund monitor.

                      AIM is a subsidiary of AMVESCAP PLC,

                     one of the world's largest independent

                     financial services companies with $414

                    billion in assets under management as of

                               September 30, 2000.


                      ------------------------------------

                                 EQUITY FUNDS

DOMESTIC EQUITY FUNDS                           INTERNATIONAL/GLOBAL EQUITY FUNDS

        MORE AGGRESSIVE                                 MORE AGGRESSIVE

AIM Small Cap Opportunities(1)                  AIM Latin American Growth
AIM Mid Cap Opportunities(2)                    AIM Developing Markets
AIM Large Cap Opportunities(3)                  AIM European Small Company
AIM Emerging Growth                             AIM Asian Growth
AIM Small Cap Growth(4)                         AIM Japan Growth
AIM Aggressive Growth                           AIM International Emerging Growth
AIM Mid Cap Growth                              AIM European Development
AIM Small Cap Equity                            AIM Euroland Growth
AIM Capital Development                         AIM Global Aggressive Growth
AIM Constellation                               AIM International Equity
AIM Dent Demographic Trends                     AIM Advisor International Value
AIM Select Growth                               AIM Global Trends
AIM Large Cap Growth                            AIM Global Growth
AIM Weingarten
AIM Mid Cap Equity                                     MORE CONSERVATIVE
AIM Value II
AIM Charter                                     SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                          MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value                       AIM New Technology
AIM Balanced                                    AIM Global Telecommunications and Technology
AIM Advisor Flex                                AIM Global Resources
                                                AIM Global Financial Services
      MORE CONSERVATIVE                         AIM Global Health Care
                                                AIM Global Consumer Products and Services
                                                AIM Global Infrastructure
                                                AIM Advisor Real Estate
                                                AIM Global Utilities

                                                       MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                      TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                                   MORE AGGRESSIVE

AIM Strategic Income                            AIM High Income Municipal
AIM High Yield II                               AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                  AIM Municipal Bond
AIM Income                                      AIM Tax-Free Intermediate
AIM Global Income                               AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                             MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
  FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.


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                                                         [AIM Logo APPEARS HERE]
                                                        --Registered Trademark--



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